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                                                                    Exhibit 10.5


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THERE IS AN EXEMPTION FROM SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                                                               WARRANT NO.  C-1

                                                          ISSUED AUGUST 10, 2000
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                               WARRANT TO PURCHASE
                      SHARES OF SERIES C PREFERRED STOCK OF
                   INTEROSA, INC. (VOID AFTER AUGUST 10, 2003)

         This certifies that Zero.net, Inc., (the "Holder"), or its assigns or designees, for value received, is entitled to purchase from Interosa, Inc., a Delaware corporation (the "Company"), a total of 183,381 fully paid and nonassessable shares of the Company's Series C Preferred Stock (the "Series C Stock") for cash at a price of $0.01 per share (the "Stock Purchase Price") at any time or from time to time up to and including the earlier of (the "Expiration Date"):

                  (a) 5:00 p.m. (Mountain Time) on August 10, 2003; or

                  (b) the closing of an initial offering for the Company's first firm commitment underwritten public offering of its Common Stock under the Securities Act of 1933, as amended;

upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Subscription Form attached hereto as EXHIBIT A duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. The Company shall provide at least fifteen days advance notice of the closing date of the Initial Offering or any Liquidation Event (as defined in the Restated Certificate of Incorporation of the Company effective as of the date of issuance of this Warrant). The exercise of this Warrant with respect to such events shall be governed by the additional terms and conditions set forth in the Subscription Form.

1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

         1.1. GENERAL. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time up to the Expiration Date for all or any part of the shares of Series C Stock (but not for a fraction of a share) which may be purchased hereunder.

         1.2. ISSUANCE OF CERTIFICATES. The Company agrees that the shares of Series C Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the




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record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Subscription Form (a copy of which is attached hereto as EXHIBIT A) delivered and payment made for such shares. Certificates for the shares of Series C Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time (not to exceed ten (10) business days) after the rights represented by this Warrant have been so exercised. Each stock certificate so delivered shall be in such denominations of Series C Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder or, subject to the provisions of Section 7, such Holder's designee. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time.

2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Series C Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved or, shall upon request of the Holder authorize and reserve, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Series C Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Series C Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Series C Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as set forth in Section 3 hereof) (i) if the total number of shares of Series C Stock issuable after such action upon exercise of all outstanding warrants and options, together with all shares of Series C Stock then outstanding, would exceed the total number of shares of Series C Stock then authorized by the Company's Articles of Incorporation.

3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.




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         3.1. SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Series C Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Series C Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

         3.2. DIVIDENDS IN SERIES C STOCK, OTHER STOCK, PROPERTY,
RECLASSIFICATION. If at any time or from time to time the Holders of Series C Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

                  3.2.1. Series C Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Series C Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

                  3.2.2. Any cash paid or payable otherwise than as a cash dividend out of current earnings; or

                  3.2.3. Series C Stock or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than (i) shares of Series C Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 3.1 above or (ii) an event for which adjustment is otherwise made pursuant to Section 3.3 below);

then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Series C Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses 3.2.2 and 3.2.3 above) which such Holder would hold on the date of such exercise had he been the holder of record of such Series C Stock as of the date on which holders of Series C Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

         3.3. REORGANIZATION, RECLASSIFICATION OR RECAPITALIZATION. If any recapitalization, reclassification or capital reorganization of the capital stock of the Company shall be effected in such a way that holders of Series C Stock shall be entitled to receive stock, securities, or other assets or property (a "Restructuring"), then, as a condition of such Restructuring, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of or in addition to the shares of the Series C Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Series C Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby and appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof




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(including, without limitation, provisions for adjustments of the Stock Purchase
Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

         3.4. NOTICE OF ADJUSTMENT. Upon any adjustment of the Stock Purchase Price, any increase or decrease in the number of shares purchasable upon the exercise of this Warrant or any change in the securities or other property deliverable upon exercise of this Warrant, the Company shall give written notice thereof within 30 days, by first class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. Notice may also be given by e-mail or facsimile, provided that a confirmation copy is sent by first class mail as set forth above. The notice shall be signed by the Company's President and shall state the Stock Purchase Price resulting from such adjustment, the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant or the amount of securities or other property deliverable upon such exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         3.5. OTHER NOTICES. If at any time:

                  3.5.1. the Company shall declare any cash dividend upon its Series C Stock;

                  3.5.2. the Company shall declare any dividend upon its Series C Stock payable in stock or make any special dividend or other distribution to the holders of its Series C Stock;

                  3.5.3. there shall be any Restructuring;

                  3.5.4. there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                  3.5.5. there shall be a filing with the Securities and Exchange Commission of an initial public offering of Company securities;

then, in any one or more of said cases, the Company shall give, by overnight courier, personal delivery or facsimile, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company at least three business days advance notice of the closing of such event.

4. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Series C Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

5. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provision hereof in the




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absence of affirmative action by the holder to purchase shares of Series C
Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

6. TRANSFER RESTRICTIONS. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed and in compliance with such provisions. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. This Warrant may not be transferred or assigned without compliance with all applicable federal and state securities laws by the transferor and the transferee. The Holder further agrees not to make any disposition of all or any portion of this Warrant or any shares of Series C Stock or any security into or for which such Series C Stock is exchanged unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section to the extent such section is then applicable, and:

                  There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

7. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Series C Stock issued upon exercise of this Warrant shall survive the exercise of this Warrant.

8. MODIFICATION AND WAIVER. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of Warrants representing a majority of the Series C Stock into which the Warrant may be converted. Any waiver or amendment effected in accordance with this Section shall be binding upon the holder of this Warrant and the holder of any securities into which this Warrant may be converted, and upon the Company.



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9. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by first-class mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

10. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Series C Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holders hereof.

11. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Colorado.

12. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

13. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective fair market value of the Series C Stock.





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         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its President, thereunto duly authorized this 10th day of August, 2000.

INTEROSA, INC.,                         ZERO.NET, INC.,
a Delaware corporation                  a Delaware corporation



By: /s/ Geoff Mulligan                  By:  /s/ Craig Sternberg
    ----------------------------------      ------------------------------------
    Title: Chief Executive Officer          Title:








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